UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2025

Newbury Street Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40251	85-3985188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 High Street, Floor 3, Boston, MA

(Address of principal executive offices)

02110

(Zip Code)

Registrant’s telephone number, including area code: (617) 893-3057

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 21, 2025, the Audit Committee of the Board of Directors of Newbury Street Acquisition Corporation (the “Company”) received a letter from Marcum LLP (“Marcum”) notifying the Company of Marcum’s resignation as the independent registered public accounting firm for the Company, effective as of the same date.

Marcum’s audit reports on the financial statements as of December 31, 2023 and 2022 of the Company did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor did it modify its opinion as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

For the Company’s two most recent fiscal years, and in the subsequent interim period through November 21, 2025, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in its reports on the financial statements of the Company for such periods, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that material weaknesses in internal control over financial reporting were identified and described in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023 and 2022 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission (the “SEC”).

The Company provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Marcum furnish the Company with a copy of their letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether Marcum agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter to the SEC dated November 26, 2025 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
16.1	Letter from Marcum LLP, dated November 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newbury Street Acquisition Corporation

	By:	/s/ Thomas Bushey
		Name:	Thomas Bushey
		Title:	Chief Executive Officer

Date: November 26, 2025

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